Earnings Call Presentation 1st Quarter 2019 April 29, 2019 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, April 29, 2019 and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses these non-GAAP measures in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation Results throughout this presentation are presented on a continuing operations basis with the exception of cash flow. With the pending sale of our EMEA and Pacific Rim businesses, we no longer adjust our sales for movements in foreign exchange rates as we expect these to have minimal impact on revenue. We remove the impact of certain discrete expenses and income. Examples include plant closures, restructuring actions, separation costs, environmental site expenses and related insurance recoveries, and other large unusual items. We also adjust for our U.S. pension plan (credit) expense(1). We are using actual tax rates to report 2019 and 2018 results as well as in our guidance for 2019. Prior to this year we used a normalized book tax rate when reporting EPS. U.S. pension (credit) expense represents the actuarial net periodic benefit cost expected to be recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation.

Consolidated Company Key Metrics-First Quarter 2019 (1) As reported EPS: $0.73 in 2019 and $0.76 in 2018 2019 2018 Variance Net Sales $242.1 $0 $227.3 6.5112186537615413E-2 Adj. EBITDA $91.9 $0 $78.8 $0 0.16624365482233516 % of Sales 0.37959520859149115 0.34667839859216892 330 Adj. Earnings Per Share (1) $1.0971774193548385 $0.88475836431226784 0.2400870832203843 Adj. Free Cash Flow $18.300000000000008 $3.6999999999999922 3.9459459459459585 Net Debt $538.40000000000009 $726 $-,187.59999999999991

Adjusted EBITDA Bridge – First Quarter 2019 vs. PY ($3) $16 ($3) ($0) $2 $2 Strong price realization in Mineral Fiber segment coupled with a 24% increase in Architectural Specialties sales drove adjusted EBITDA up 17%

Adjusted Free Cash Flow Bridge - First Quarter 2019 vs. PY ($5) Strong operating cash flow and WAVE dividend drove adjusted free cash flow up $14M $16 ($3) $4 $2 (1) NOTE: Adjustments include cash used or proceeds received for acquisitions and divestures, legacy environmental matters and litigation (1) Includes cash earnings, working capital and other current assets and liabilities $18

Mineral fiber sales grew $6 million driven by strong price realization partially offset by lower volume Adjusted EBITDA was up 17% as strong AUV gains more than offset inflationary headwinds Mineral Fiber First Quarter Results EBITDA growth driven by Average Unit Value (AUV) Key Highlights 2018 Q1 Adjusted EBITDA $70 AUV 15 Fall through of mix and price Volume -8 Volume decline due to market timing and weakness in Latin America Manufacturing 4 Productivity and benefits from previous restructuring Input costs -3 Freight and raw material inflation SG&A 1.6999999999999993 Restructuring savings WAVE 2 Price gains over steel inflation 2019 Q1 Adjusted EBITDA $81.7 EBITDA up 17%

Sales up 24% driven by organic sales growth of 9% and recent acquisitions Adjusted EBITDA up 15% as sales gains were partially offset by higher manufacturing and SG&A expenses Architectural Specialties First Quarter Results Continued strong sales and profit performance Key Highlights 2018 Q1 Adjusted EBITDA $9 Sales 5 Strong sales growth falls through to bottom line Period Expense (2) Fixed manufacturing expenses relating to acquisitions SG&A (2) Adding technical and sales support resources 2019 Q1 Adjusted EBITDA $10 EBITDA up 15%

2019 Guidance $4.30 – $4.60 18% – 26% YoY Growth $3.66 Adjusted EBITDA Adjusted EPS* Adjusted Free Cash Flow Revenue $975 $353 $1,040 - $1,075 7% – 10% YoY Growth $390 - $410 >10% Growth 0% - 2% Mineral Fiber volume >3% Average Unit Value (AUV) increase >15% Architectural Specialties volume 1-3 Total acquisitions add 1% - 3% Earnings contribution from AUV Architectural Specialties volume contribution Manufacturing productivity Second year of restructuring savings $65 - $75 of total capital expenditures Cash tax rate 20% - 25% No special dividend from WAVE in 2019 2018 Actual 2019 Guidance $40 of interest expense 25% estimated book tax rate 49 million average diluted shares outstanding $220 - $240 4% - 14% growth ex WAVE special dividend $236 *As reported EPS: $3.63 in 2018

Appendix

Adjusted EBITDA Reconciliation U.S. pension expense represents only the service cost related to the U.S. pension plan that is recorded within Operating Income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. CONSOLIDATED For the Three Months Ended March 31, For the Year Ended December 31, qtr YTD 2019 2018 V 2019 2018 V Earnings from continuing operations, Reported 36.400000000000006 41.2 -4.7999999999999972 189.6 220.59999999999997 -30.999999999999972 rounding Add: Income tax expense, as reported 13.4 8.1999999999999993 5.2000000000000011 53 2 51 Earnings before tax, Reported 49.800000000000004 49.400000000000006 - 243 222 21 rounding Add: Interest/other income and expense, net 4.9000000000000004 0 4.9000000000000004 7 33 -26 Operating Income, Reported 54.699999999999996 49.6 5.0999999999999943 249 255 -6 Add: U.S. Pension Cost(1) 1.2 1 - 6 -3 9 Add: Litigation Expense 19.7 0 19.7 7 0 7 Add: Cost Reduction Initiatives 0 1 -1 8 7 1 changed c12 to a dash from $0 (redo formula) Add: Net Proforma International Allocations, Other 0 3 -3 6 8 -2 Add: Net Environmental Expenses (Recoveries) 0 1 -1 -1 -15 14 Add: D&A 16.100000000000023 23.199999999999996 -7.099999999999973 78 67 11 Adjusted EBITDA 91.9 78.8 13.100000000000009 353 319 34 rounding

Adjusted Diluted Earnings Per Share Reconciliation (1) Based on 49.5 million diluted shares outstanding for the three months ended Mar 31, 2019 and 53.8 million diluted shares for the three months ended Mar 31, 2018. (2) U.S. pension (credit) represents the entire actuarial net periodic pension (credit) cost recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. (3)Prior year EPS was calculated at an adjusted rate of 25% resulting in $14M of income tax expense and an EPS of $0.79. We are now reflecting the actual tax expense of $8M in our EPS calculation. CONSOLIDATED For the Three Months Ended March 31, 2019 Per DilutedShare(1) 2018 Per DilutedShare(2) V Qtr YTD Earnings from continuing operations, As Reported 36.400000000000006 $0.73 41.2 $0.76 -4.7999999999999972 rounding Add: Income tax expense, as reported 13.4 8.1999999999999993 5.2000000000000011 Earnings from continuing operations before income taxes, As Reported 49.800000000000004 49.400000000000006 0 rounding rounding (Less): U.S. Pension (Credit) (2) -1.88 -6 4.12 Add: Litigation Expense 19.7 0 19.7 Add: Cost Reduction Initiatives 0 8.4 -8.4 Add: Net Proforma International Allocations, Other 0 3 -3 changed c11 to zero from $0 Add: Net Environmental Expenses (Recoveries) 0 1 -1 Adjusted earnings from continuing operations before income taxes 67.819999999999993 55.800000000000004 12.019999999999989 (Less): Income tax expense, as reported (3) -13.4 -8.1999999999999993 -5.2000000000000011 Adjusted net income 54.419999999999995 $1.0993939393939394 47.600000000000009 $0.88475836431226784 6.8199999999999861

Adjusted Free Cash Flow Reconciliation NOTE: Prior year Adjusted Free Cash Flow did not adjust for Environmental Recoveries in the first quarter. Adjusted free cash flow is defined as cash from operations and dividends received from the WAVE joint venture, less expenditures for property and equipment, and is adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures, legacy environmental matters and litigation. The Company believes adjusted free cash flow is useful because it provides insight into the amount of cash that the Company has available for discretionary uses, after expenditures for capital commitments and adjustments for acquisitions and divestitures. Free cash flow includes discontinued international operations. Q1 2019 Q1 2018 As Reported Net cash provided by operating activities $14.7 $26 As Reported Net cash provided by (used for) investing activities $-38 $6 Subtotal $-23.3 $32 Add: Acquisitions, net $43 - Add: Litigation, net $3 - (Less): Environmental (Recoveries), net $-5 $-28 Adjusted Free Cash Flow (1) $17.7 $4

Segment Reported Operating Income (Loss) to Adjusted EBITDA Q1 2019 vs. PY U.S. pension expense represents only the service cost related to the U.S. pension plan that is recorded within Operating Income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE 2016 V 2019 2018 V 2019 2018 V 2019 2018 V Operating Income (Loss) – As Reported 47.6 43.7 3.8999999999999986 9.1999999999999993 8.3000000000000007 0.89999999999999858 -2.1 -2.4 0 Add: U.S. Pension Cost(1) 0 0 0 0 0 0 1.2 1 0 Add: Litigation Expense 19.7 0 19.7 0 0 0 0 0 0 Add: Cost Reduction Initiatives 0 1 -1 0 0 0 0 0 0 Add: Net Proforma International Allocations, Other 0 2 -2 0 0 0 0 1 -1 Add: Net Environmental Expenses (Recoveries) 0 1 -1 0 0 0 0 0 0 Less: Depreciation and Amortization 14.799999999999997 22.299999999999997 -7.5 0.70000000000000107 0.5 0 0.90000000000000013 0 0.90000000000000013 EBITDA – Adjusted 82.1 70 12.099999999999994 9.9 8.8000000000000007 1.0999999999999996 0 0 0

Net Sales & EBITDA – Guidance Reconciliation Net Sales Adjusted EBITDA For the Year Ending December 31, 2019 Low to High Reported Net Sales $1,040 to $1,075 For the Year Ending December 31, 2019 Low to High Net income 226 to 241 Add: Interest expense 40 40 Add: Income tax expense 69 74 (Less): U.S. pension (credit) -15 -15 Add: D&A 70 70 Adjusted EBITDA 390 to 410

Adjusted EPS & Free Cash Flow – Guidance Reconciliation Adjusted Diluted Earnings Per Share Adjusted Free Cash Flow Adjusted EPS guidance for 2019 is calculated based on an estimated effective tax rate of 25% and on 49 million of diluted shares outstanding. For the Year Ending December 31, 2019 Low to High Net cash provided by operating activities $215 to $245 Add: Return of investment from joint venture 70 70 Adjusted net cash provided by operating activities $285 to $315 Less: Capital Expenditures -65 -75 Adjusted Free Cash Flow $220 to $240 For the Year Ending December 31, 2019 Low Per DilutedShare(1) to High Per DilutedShare(1) Net Income $226.25 $4.5999999999999996 to $241.3 $4.9000000000000004 low high Add: Interest expense $40 $40 (Less): U.S. Pension credit $-15 $-15 Add: Income tax expense $68.775000000000006 $73.775000000000006 (Less): Interest expense $-40 $-40 Less: Income tax expense $-70.025000000000006 $-75.025000000000006 rate 0.25 0.25 Adjusted Net Income $210.07500000000002 $4.3 to $225.07500000000002 $4.5999999999999996 shares 49 49 $226.25 $4.6173469387755102 to $241.3 $4.924489795918368 $40 $40 $-20 $-20 $68.775000000000006 $73.775000000000006 $315.10000000000002 $335.1 $5 $5 $-40 $-40 $280.10000000000002 to $300.10000000000002 $-70.025000000000006 $-75.025000000000006 $210.07500000000002 $4.2872448979591837 to $225.07500000000002 $4.5933673469387761